1 st Quarter 2011 Financial and Operating Results and Update on dbFX Acquisition May 16, 2011 Exhibit 99.2

Special Note Regarding Forward-Looking
Information
2
In addition to historical information, this presentation contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout
GAIN Capital’s annual report on Form 10-K, as filed with the Securities and Exchange
Commission on March 30, 2010, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in our systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, changes in tax policy or accounting rules, fluctuations in foreign exchange rates, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

Overview Glenn Stevens, CEO

st
Quarter 2011 Summary

• 1Q 2011 Financial Summary
• Revenue: $40.4 million
• Adjusted EBITDA
(1)
: $5.0 million
• Adjusted Net Income
(2)
: $2.5 million
• Adjusted EPS (Diluted)
(3)
: $0.06
• Operating Metrics
(4)
• Total trading volume: $512.5 billion
• Retail: $402.5 billion
• Institutional: $110.1 billion
• Client assets: $283.0 million
• Funded retail accounts: 85,698
• Retail trading revenue per million: $99.0
(1) Adjusted EBITDA is a non-GAAP financial measure that prior to the closing of our initial public offering in December 2010 represented our earnings before interest, taxes, depreciation and amortization and excluded the change in fair value of the embedded derivative in our preferred stock. With the consummation of our IPO, all outstanding shares of our preferred stock converted into common stock. A reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation.
(2) Adjusted net income is a non-GAAP financial measure that that prior to the closing of our initial public offering in December 2010 represented our net income/(loss) excluding the change in fair value of the embedded derivative in our preferred stock and purchase intangible amortization.  With the consummation of our IPO, all outstanding shares of our preferred stock converted into common stock and in 2011 and future periods adjusted net income will no longer reflect an adjustment related to the embedded derivative. A reconciliation of net income to adjusted net income is available in the appendix to this presentation.
(3) Reconciliation of  diluted EPS to adjusted diluted EPS available in appendix.
(4) Definitions for all our operating metrics are available in the appendix to this presentation.

Retail Volume by Geography
(1)(2)

1Q ‘10 1Q ‘11
Note: Dollars in billions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) For period ended March 31.
(3) Source: Aite Group.
Americas
60%
Asia-Pacific
24%
Europe
15%
Rest of World
1%
Americas
33%
Asia-Pacific
48%
Europe
18%
Rest of World
1%
Country/Region Q1 2010 Q1 2011 % Growth
Americas $174.0 $130.6 (25%)
Asia-Pacific 70.7             194.9           176%
Europe 44.2             71.8             62%
Rest of World 2.4               5.1               113%
Total $291.4 $402.5 38%
Americas
22%
Asia-Pacific
45%
Europe
28%
Rest of World
5%
Global Retail FX Market (FY 2008)
(3)

Business Development Highlights
• dbFX Acquisition
– On May 13, we completed our acquisition of the client assets of
dbFX
– Based on preliminary figures, approximately 1,650 accounts and approximately $55.0 million assets transferred
– Deal structure
• Upfront and follow-on payments that align the interests of both
GAIN Capital and Deutsche Bank
• China
– CBRC regulatory approval
– Beijing rep office
• GTX
– Launch of GTX Direct
– Leverage international expansion

Financial and Operating Metric Review Henry Lyons, CFO

Operating Metrics
(1)

Note:  Trading volume in billions.  Client assets in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) For period ending March 31.
(3) As of March 31.
(4) Based on preliminary figures as of May 13, 2011.
(5) Includes acquisition of approximate accounts and assets from dbFX, based on preliminary figures as of May 13, 2011, and loss of accounts and assets from Tradestation.
$291.4
$402.5
$24.2
$110.1
$315.6
$512.5
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
1Q '10 1Q '11
Total Trading Volume
(2)
Retail Institutional
31,027
36,570
-
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
1Q '10 1Q '11
Traded Retail Accounts (Period)
(2)
65,024
85,698
4,873
~1,650
82,475
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
1Q '10 1Q '11 Tradestation dbFX (4) 1Q '11 (5)
Funded Retail Accounts
(3)
$212.0
$283.0
$30.8
~$55.0
$307.2
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
1Q '10 1Q '11 Tradestation dbFX (4) 1Q '11 (5)
Client Assets (3)

Operating Metrics (cont.)
(1)

Note:  Net deposits and trades in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) For period ending March 31.
(3) 2008 data excludes our China trading operations.
$105.2
$144.4
$99.0
$114.2
$132.4
$146.2
$128.9
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11
Retail Trading Revenue per Million
(2)(3)
Retail Trading Revenue per Million (Quarterly) Retail Trading Revenue per Million (Last Twelve Months)
$62.2
$60.7
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
1Q '10 1Q '11
Net Deposits from Retail Customers
(2)
7.1
9.0
-
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
1Q '10 1Q '11
Trades
(2)
10,504
8,910
-
2,000
4,000
6,000
8,000
10,000
12,000
1Q '10 1Q '11
New Retail Accounts
(2)

Financial Results

Note: Dollars in millions.
(1) Reconciliation of net income to adjusted net income available in appendix.
(2) Reconciliation of net income to adjusted EBTIDA available in appendix.
$42.0
$40.4
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
1Q '10 1Q '11
Revenue
$11.2 $11.1
$9.9 $10.2
$5.1 $7.2
$1.7
($59.5)
$5.6
$8.0
($27.7)
$38.2
($80.0)
($60.0)
($40.0)
($20.0)
$0.0
$20.0
$40.0
$60.0
($80.0)
($60.0)
($40.0)
($20.0)
$0.0
$20.0
$40.0
$60.0
1Q '10 1Q '11
Total Expenses
Comp & Benefits Marketing Trading
Purchase Intangible Amort. Embedded Derivative All Other
$11.3
$5.0
27%
12%
0%
5%
10%
15%
20%
25%
30%
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
1Q '10 1Q '11
Adjusted EBITDA
(2)
& Margin %
Adjusted EBITDA Adjusted EBITDA Margin %
$6.5
$2.5
$66.0
$1.4
15%
6%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
-
10.0
20.0
30.0
40.0
50.0
60.0
70.0
1Q '10 1Q '11
GAAP & Adjusted Net Income
(1)
& Margin %
Adjusted Net Income GAAP Net Income Adjusted Net Income Margin %

Allocation of Capital
• Continued investment in organic business
– Products
– Geographies
• Robust corporate development pipeline
– Consolidation transactions
– Introducing broker and white label arrangements
• Return of capital to shareholders
– Stock repurchase plan

Closing Remarks Glenn Stevens, CEO

Closing Remarks
• Macroeconomic
– Industry fundamentals remain positive
– Increasing acknowledgement of FX as an asset class
– Geopolitical events will influence FX market conditions
• GAIN Capital
– Record quarterly trading volume
– Growing institutional volume
– Retail revenue per million returning to historical rates
– dbFX transaction demonstrates our continued
commitment to industry consolidation
– Robust acquisition and product development pipeline

Appendix

Consolidated Statements of Operations

2011 2010
Revenue
Trading revenue 39.8 $          42.1 $
Other revenue 1.0 0.4
Total non-interest revenue 40.8 42.5
Interest revenue 0.1 0.1
Interest expense (0.5) (0.6)
Total net interest revenue/(expense) (0.4) (0.5)
Net Revenue 40.4 42.0
Expenses
Compensation and benefits 11.1 11.2
Selling and marketing 10.2 9.9
Trading expenses and commissions 7.2 5.1
Bank fees 1.0 1.0
Depreciation and amortization 0.9 0.8
Purchase intangible amortization 1.7
Communication and data processing 0.7 0.8
Occupancy and equipment 1.2 1.0
Bad debt provision/(recovery) 0.5 0.2
Professional fees 1.9 0.7
Change in fair value of convertible,
redeemable preferred stock embedded
derivative
(1)
(59.5)
Other 1.8 1.1
Total 38.2 (27.7)
Income before income tax expense
and equity in earnings of equity method
investment 2.2 69.7
Income tax expense 0.8 4.1
Net income 1.4 65.6
Net income/(loss) applicable to
non-controlling interest - (0.4)
Net income/(loss) applicable to GAIN
Capital Holdings,Inc. 1.4 $            66.0 $
Earnings per share
(2)
:
Basic 0.04 $          22.22 $
Diluted 0.04 $          1.80 $
Weighted averages shares outanding (2) :
Basic 33,797,165 2,969,194
Diluted 38,888,775 36,575,912
Three Months Ended March 31,
Note:
-
-
Dollars in millions.
(1) For the periods prior to the closing of our initial public offering in December 2010, in accordance with Financial Accounting Standards Board Accounting Standards Codification 815, Derivatives and Hedging, we accounted for an embedded derivative liability attributable to the redemption feature of our previously outstanding preferred stock and amortization of purchase intangibles. This redemption feature and the associated embedded derivative liability was no longer required to be recognized following the conversion of all of our preferred stock to common stock in connection with our IPO.
(2) In connection with the completion of the Company’s IPO, the Company’s board of directors approved a 2.29-for-1 stock split of the Company’s common stock effective immediately prior to the completion of the Company’s
December 2010 IPO, as well as the settlement of the primary share offering which was allocated to all common shareholders on a pro-rata basis resulting in an effective stock split of 2.26-for-1. As a result, all references to share and per share data have been retroactively restated to reflect the stock split for the three months ended March 31, 2010.

Balance Sheet

Note: Dollars in millions.
March 31, December 31,
2011 2010
Assets
Cash and cash equivalents 337.4 $         284.2 $
Short Term Investments 0.1 0.1
Trading Securities 20.1
Receivables from brokers 87.7 98.1
Property and equipment - net of accumulated depreciation 7.3 7.3
Prepaid Assets 10.6 9.9
Deferred financing costs 0.1 0.1
Goodwill 3.1 3.1
Intangible assets, net 7.4 9.1
Other Assets 9.7 11.1
Total assets 463.4 $         443.1 $
Liabilities and Shareholders' Equity
Payables to brokers, dealers, FCM'S and other regulated entities 13.1 $           6.1 $
Payable to customers 269.9 250.6
Accrued compensation & benefits payable 1.3 5.1
Accrued expenses and other liabilities 8.8 10.5
Income tax payable 0.4 2.5
Notes payable 15.8 18.4
Total liabilities 309.3 $         293.2 $
Shareholders' Equity 154.1 149.9
Total liabilities and shareholders` equity 463.4 $         443.1 $
-
$         $

Adjusted Net Income / Margin Reconciliation

Note: Dollars in millions.
Three Months Ended March 31,
2011 2010
Revenue 40.4 $             42.0 $
Net income/(loss) applicable to GAIN
Capital Holdings, Inc. 1.4 $              66.0 $
Change in fair value of convertible,
redeemable preferred stock embedded
derivative -                 (59.5)
Plus: Purchase intangible amortization (net of tax) 1.1                 -
Adjusted Net Income 2.5 $              6.5 $
Adjusted Earnings per Share
Basic 0.07 $             2.19 $
Diluted 0.06 $             0.18 $
Net Income Margin % 3% 157%
Adjusted Net Income Margin % 6% 15%
(1)
In connection with the completion of the Company’s IPO, the Company’s board of directors approved a 2.29-for-1 stock split of the Company’s common stock effective immediately prior to the completion of the Company’s December 2010 IPO, as well as the settlement of the primary share offering which was allocated to all common shareholders on a pro-rata basis resulting in an effective stock split of 2.26-for-1.  As a result, all references to share and per share data have been retroactively restated for the three months ended March 31,
2010 to reflect the stock split.
(1)

Adjusted EBITDA / Margin Reconciliation

Note: Dollars in millions.
Three Months Ended March 31,
2011 2010
Revenue 40.4 $             42.0 $
Interest on Note Payable 0.2                 0.3
Revenue (ex. Interest on Note) 40.5 $             42.3 $
Net income/(loss) applicable to GAIN
Capital Holdings, Inc. 1.4 $              66.0 $
Change in fair value of convertible,
redeemable preferred stock embedded
derivative -                 (59.5)
Plus: Depreciation & amortization 0.9                 0.8
Plus: Purchase intangible amortization 1.7                 -
Plus: Interest expense of note payable 0.2                 0.3
Plus: Income tax expense 0.8                 4.1
Less: Net income/(loss) applicable to
non-controlling interest -                 (0.4)
Adjusted EBITDA 5.0 $              11.3 $
Adjusted EBITDA Margin % 12% 27%

Adjusted EPS (Diluted) Reconciliation

Three Months Ended March 31,
2011 2010
GAAP Earnings per Share (Diluted) 0.04 $            1.80 $
Change in fair value of convertible,
redeemable preferred stock embedded
derivative - (1.62)
Plus: Purchase intangible amortization
(1)
0.02 -
Adjusted Earnings per Share (Diluted)
(2)
0.06 $            0.18 $
(1)
(2)
Net of tax.
In connection with the completion of the Company’s IPO, the Company’s board of directors approved a 2.29-for-1 stock split of the Company’s common stock effective immediately prior to the completion of the Company’s December 2010 IPO, as well as the settlement of the primary share offering which was allocated to all common shareholders on a pro-rata basis resulting in an effective stock split of 2.26-for-1.  As a result, all references to share and per share data have been retroactively restated for the three months ended March 31,
2010 to reflect the stock split.

Q1 2011 Financial Summary

Note: Dollars in millions, except per share data.
(1) See page 18 for a reconciliation of GAAP net income to adjusted EBITDA.
(2) See page 17 for a reconciliation of GAAP net income to adjusted net income.
(3) See page 19 for a reconciliation of GAAP EPS to adjusted EPS.
3 Mos. Ended March 31, '11 v '10
1Q '11 1Q '10 % Change
Revenue $40.4 $42.0 (4%)
Interest Expense on Note Payable 0.2 0.3
Revenue (ex. Interest on Note) $40.5 $42.3 (4%)
Operating Expenses 35.5 31.0 15%
Adjusted EBITDA
(1)
$5.0 $11.3 (56%)
GAAP Net Income $1.4 $66.0 (98%)
Adjusted Net Income
(2)
2.5 6.5 (62%)
GAAP EPS (Diluted) $0.04 $1.80 (98%)
Adjusted EPS (Diluted) (3) 0.06 0.18 (67%)
Adjusted EBITDA Margin % 12% 27% (14 pts)
Net Income Margin % 3% 157% (154 pts)
Adjusted Net Income Margin % 6% 15% (9 pts)

Q1 2011 Operating Metrics

Note: Dollars in millions, except retail trading revenue per million.
(1) Average calculated using excess net capital balance at month-end.
1st Quarter
'11 v '10
2011 2010 % Change
For Period Ending March 31,
Total Trading Volume (billions) $512.5 $315.6 62%
Retail 402.5 291.4 38%
Institutional 110.1 24.2 355%
Traded Retail Accounts (Period) 36,570 31,027 18%
Traded Retail Accounts (Last 12 Months) 66,115 55,568 19%
New Retail Accounts 8,910 10,504 (15%)
Net Deposits from Retail Customers $60.7 $62.2 (2%)
Trades 9,025,828 7,095,699 27%
Retail Trading Revenue per Million $99.0 $144.4 (31%)
As of March 31,
Funded Retail Accounts 85,698 65,024 32%
Client Assets $283.0 $212.0 34%
Average Excess Net Capital
(1)
$45.2 $49.0 (8%)

Monthly Operating Metrics
(1)

Note:  Dollars in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) As of period ended.
(3) For period ended.
(4) Excludes 3,632 accounts from GAIN Capital’s acquisition of MG Financial.
(5) Excludes 13,091 accounts from GAIN Capital’s acquisition of CMS Forex.
Funded New Retail Client
Month Retail Accts.
(2)
Accounts
(3)
Assets
(2)
Apr 2010 66,138           3,431            $222.6
May 2010 64,477           3,451            218.4
Jun 2010 65,348           3,234            222.2
Jul 2010 65,948           2,824            220.4
Aug 2010 66,525           2,999            229.6
Sep 2010 70,858           3,056
(4)
222.4
Oct 2010 81,793           3,345
(5)
241.6
Nov 2010 84,985           3,054            263.2
Dec 2010 85,562           2,525            256.7
Jan 2011 86,236           2,904            277.0
Feb 2011 87,049           2,874            286.3
Mar 2011 85,698           3,132            283.0

Quarterly Operating Metrics
(1)

Note: For period ended.  Volume in billions.  Net deposits in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
Net Deposits
Volume Traded Retail From Retail
Quarter Retail Institutional Accts. (Period) Customers Trades
Q2 10 $355.6 $67.9 34,174               $75.6 8,954,401
Q3 10 311.6      43.3              32,976               68.7              7,535,907
Q4 10 366.3      103.9            36,241               61.4              8,161,012
Q1 11 402.5      110.1            36,570               60.7              9,025,828

Definition of Metrics

•
Total Trading Volume
–
Represents the U.S. dollar equivalent of notional amounts traded
•
Traded Retail Accounts
–
Retail accounts who executed a transaction during a given period
•
Funded Retail Accounts
–
Retail accounts who maintain a cash balance
•
Client Assets
– Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions
•
New Retail Accounts
–
The number of customer accounts that have initially opened and funded their accounts
•
Net Deposits from Retail Customers
–
Represents customers’ deposits less withdrawals for a given period
•
Trades
–
The number of transactions retail customers have completed for a given period
•
Retail Trading Revenue per Million
– The revenue we realize from our forex, CFDs and metals trading activities per one million of U.S. dollar-
equivalent trading volume
•
Excess Net Capital
– Represents the excess funds held over the regulatory minimum capital requirements, as defined by the regulatory bodies that regulate our operating subsidiaries

1 st Quarter 2011 Financial and Operating Results and Update on dbFX Acquisition May 16, 2011